UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.
Equity Grants to Named Executive Officers

On December 9, 2016, the Compensation Committee approved the grant of 100,000 performance-based stock units (“PSUs”) under the 2013 Long-Term Equity Incentive Plan (the “Plan”) to be made on December 14, 2016 to certain officers and employees of Nutraceutical. The PSUs are a new element of the Company’s executive compensation program. Subject to certain exceptions, the PSUs vest at the end of a three-year performance period, which ends on September 30, 2019. The awards include the following grants to the named executive officers:

Officer	Performance-Based Stock Units
Frank W. Gay II	20,000
Jeffrey A. Hinrichs	8,000
Christopher B. Neuberger	8,000
Cory J. McQueen	6,000
Stanley E. Soper	7,000

The new performance-based incentive program is comprised of awards to certain executives of PSUs that generally vest based on the achievement of pre-set financial targets over a three-year performance period.  The two applicable performance criteria are: first, three fiscal year moving average growth in revenue, and, second, three year adjusted EBITDA average margin performance. Each of these performance criteria receives consideration in determining the actual number of PSUs that are ultimately eligible to vest, which can range from 0% up to 210% of the target number of PSUs granted.

The performance period for the initial grants is October 1, 2016 through September 30, 2019.  Vesting does not occur until the end of the performance period, except that accelerated vesting can occur in the event of death, disability, retirement under certain conditions and certain change in control events.

The form of Performance Stock Unit Grant Notice and Award Agreement to be used for the grants of performance-based stock units, which was approved by the Compensation Committee, is attached hereto as Exhibit 10.1.

The above summary of the terms of the PSUs is qualified in its entirety by reference to the terms of the Performance Stock Unit Grant Notice and Award Agreement.

Item 9.01 Financial Statements and Exhibits.
Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d) Exhibits
Exhibit Number	Description

10.1	Form of Performance Stock Unit Grant Notice and Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: December 16, 2016	By: /s/ Cory J. McQueen ` Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance Stock Unit Grant Notice and Award Agreement

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